UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) October 24, 2002

HEALTHCARE REALTY TRUST INCORPORATED

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-11852 (Commission File Number)	62-1507028 (IRS Employer Identification No.)

3310 West End Avenue
Suite 700
Nashville, Tennessee 37203
(Address of principal executive offices)

(615) 269-8175

(Registrant’s telephone number, including area code)

SIGNATURES
3rd Quarter Dividend Press Release
3rd Quarter Earnings Press Release
Supplemental Data Report

Item 9. Regulation FD Disclosure

     Healthcare Realty Trust is furnishing its quarterly dividend announcement dated October 22, 2002, its earnings press release dated October 24, 2002, and its Supplemental Data Report dated October 24, 2002, which is contained on its website (www.healthcarerealty.com).

Item 7. Financial Statements and Exhibits

     c) Exhibits

99.1	Third quarter dividend press release, dated October 22, 2002.

99.2	Third quarter earnings press release, dated October 24, 2002.

99.3	Supplemental Data Report, dated October 24, 2002, for the three months ended September 30, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE REALTY TRUST INCORPORATED

By	/s/ Timothy G. Wallace

Timothy G. Wallace Executive Vice President and Chief Financial Officer

Date: October 24, 2002